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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) October 27, 2003

                         CONNECTICUT BANCSHARES, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                     0-28389                06-1564613
            --------                     -------                ----------
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                923 Main Street, Manchester, Connecticut 06040
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                   (Address of principal executive offices)

                                 (860) 646-1700
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)



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ITEM 7.    FINANCIAL STATEMENTS AND OTHER EXHIBITS
           ---------------------------------------

      Exhibit 99.1      Press Release Dated October 27, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
           ---------------------------------------------

      On October 27, 2003, Connecticut Bancshares, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2003. The press release announcing the financial results for the quarter ended September 30, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.






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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONNECTICUT BANCSHARES, INC.



Dated: October 28, 2003                   By:   /s/Douglas K. Anderson
                                                ----------------------------
                                                Douglas K. Anderson
                                                Executive Vice President